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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 3, 2005
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                                                          (October 3, 2005)
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                        AMPAL-AMERICAN ISRAEL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


      New York                     0-538                      13-0435685
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   (State or Other              (Commission                 (IRS Employer
   Jurisdiction of              File Number)              Identification No.)
   Incorporation)


   111 Arlozorov Street, Tel Aviv, Israel                       62098
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  (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code 1-866-447-8636
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.01  Completion of Acquisition or Disposition of Assets.

     On October 3, 2005, Ampal-American Israel Corporation (the "Company") through Ampal Communications L.P., a limited partnership controlled by the Company, completed the previously announced sale to Motorola Israel Ltd. ("Motorola Israel") of all of its holdings of MIRS Communications Ltd. ("MIRS") pursuant to the terms of a Stock Purchase and Indemnification Agreement, dated as of August 30, 2005, by and among Motorola Israel, Ampal Communications L.P. and MIRS (the "Agreement").

     In connection with the sale of its holdings of MIRS, Ampal Communications L.P. received approximately US $89 million of total proceeds composed of US$67 million for the purchase price and an additional US$22 million related to guaranteed dividend payments and recorded a loss during the third quarter of approximately US$4.1 million. Approximately US$74 million of the proceeds was used to repay all outstanding debt to Banks incurred in connection with making the MIRS investment, and the Company received US$11 million of net proceeds from the sale. In addition, in connection with the closing of the transaction, the existing lawsuit among the parties and others relating to MIRS has been dismissed.

     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in this report by reference.

     A copy of the Company's press release announcing the completion of this transaction is attached hereto as Exhibit 99.2 and is incorporated in this report by reference.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.          Description of Exhibit
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          99.1                 Stock Purchase and Indemnification Agreement,
                               dated as of August 30, 2005, by and among Motorola Israeli Ltd., Ampal Communications
                               Limited Partnership and MIRS Communications Ltd.

          99.2                 Press Release.

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 3, 2005


                                AMPAL-AMERICAN ISRAEL CORPORATION


                                By: /s/ Yoram Firon
                                    -----------------------------------
                                    Name:  Yoram Firon
                                    Title: Vice President - Investments
                                           and Corporate Affairs

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
                                  EXHIBIT INDEX


EXHIBIT                 DESCRIPTION
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99.1                    Stock Purchase and Indemnification Agreement, dated as
                        of August 30, 2005, by and among Motorola Israeli Ltd.,
                        Ampal Communications Limited Partnership and MIRS
                        Communications Ltd.

99.2                    Press Release.

                                       4